UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 6, 2003


                                 FX ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                         0-25386               87-0504461
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)


                    3006 Highland Drive
                         Suite 206
                   Salt Lake City, Utah                            84106
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         (Address of principal executive offices)                (Zip code)


                                 (801) 486-5555
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              (Registrant's telephone number, including area code)


                                      N/A
              ----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                         if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         FX Energy, Inc. has signed a Letter Agreement outlining the terms under which the due date on a $5 million note payable by the Company to Rolls-Royce Power Ventures Limited, will be extended. FX Energy did not disclose the terms of the Letter Agreement pending the completion of a definitive agreement that it expects will be executed prior to March 8, 2003, the maturity date of the original note.

         FX Energy holds interests in five project areas in Poland:

         o The Fences I project area covers approximately 265,000 acres in western Poland's Permian Basin. FX Energy holds a 49% interest subject to the right of CalEnergy Gas to earn half of that 49%. POGC holds 51%.

         o The Fences II project area covers approximately 670,000 acres in western Poland's Permian Basin. FX Energy has a 49% interest in Fences II and POGC holds 51%.

         o The Fences III project area covers approximately 553,000 acres in western Poland's Permian Basin. FX Energy holds a 100% interest.

         o The Pomerania project area covers approximately 2.2 million acres in western Poland's Permian Basin. FX Energy holds a 100% interest in the Pomerania project area except for one block of approximately 225,000 acres, where its interest is 74% and POGC holds 26%.

         o The Wilga project area covers approximately 250,000 acres in central Poland; FX Energy holds a 45% interest.

                                 ______________

         This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2001 annual report on Form 10-K and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FX ENERGY, INC.
                                         Registrant

Dated:  February 6, 2003                 By  /s/ Scott J. Duncan
                                           ------------------------------------
                                            Scott J. Duncan, Vice-President